                                                            Page 19 of 20 Pages


                                   Exhibit A

                                   AGREEMENT

         Pursuant to Rule 13d-1(f) under the Securities Exchange Act of 1934, each of the undersigned hereby agrees to the filing of this Statement on
Schedule 13D/A on its behalf.

         This agreement may be signed in one or more counterparts.

                                 Resource Investors Management Company Limited Partnership
                                 By: RIMCO Associates, Inc.,
                                        Its General Partner


Date: January 16, 1998           By:   /s/  Roy V. Hood
                                       ----------------------------------------
                                        Name:  Roy V. Hood
                                        Title: President



                                 RIMCO Associates, Inc.


Date: January 16, 1998           By:   /s/  Roy V. Hood
                                       ----------------------------------------
                                        Name:  Roy V. Hood
                                        Title: President


                                 RIMCO Partners, L.P.
                                 By:  Resource Investors Management Company
                                      Limited Partnership,
                                        Its General Partner
                                        By:  RIMCO Associates, Inc.,
                                             Its General Partner


Date: January 16, 1998           By:   /s/  Roy V. Hood
                                       ----------------------------------------
                                        Name:  Roy V. Hood
                                        Title: President


                                 RIMCO Partners, L.P. II
                                 By:  Resource Investors Management Company
                                      Limited Partnership,
                                        Its General Partner
                                        By:  RIMCO Associates, Inc.,
                                             Its General Partner

Date: January 16, 1998           By:   /s/  Roy V. Hood
                                       ----------------------------------------
                                        Name:  Roy V. Hood
                                        Title: President





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                                                            Page 20 of 20 Pages

                                 RIMCO Partners, L.P. III
                                 By:  Resource Investors Management Company
                                      Limited Partnership,
                                        Its General Partner
                                        By:  RIMCO Associates, Inc.,
                                        Its General Partner


Date: January 16, 1998           By:   /s/  Roy V. Hood
                                       ----------------------------------------
                                        Name:  Roy V. Hood
                                        Title: President


                                 RIMCO Partners, L.P. IV
                                 By:  Resource Investors Management Company
                                      Limited Partnership,
                                        Its General Partner
                                        By:  RIMCO Associates, Inc.,
                                        Its General Partner


Date: January 16, 1998           By:   /s/  Roy V. Hood
                                       ----------------------------------------
                                        Name:  Roy V. Hood
                                        Title: President


Date: January 16, 1998           /s/  Roy V. Hood
                                 ----------------------------------------------
                                        Roy V. Hood


Date: January 16, 1998           Paul E. McCollam *
                                 ----------------------------------------------
                                        Paul E. McCollam


Date: January 16, 1998           David R. Whitney *
                                 ----------------------------------------------
                                        David R. Whitney


Date: January 16, 1998           Stephen F. Oakes *
                                 ----------------------------------------------
                                         Stephen F. Oakes


Date: January 16, 1998           John B. Parsons *
                                 ----------------------------------------------
                                        John B. Parsons


By:   * /s/ Roy V. Hood
    -------------------------
       Attorney-in-Fact